--------------------------------------------------------------------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 27, 2004

                   BEAR STEARNS ASSET BACKED SECURITIES I LLC
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



             Delaware                                  333-113636                                   20-0842986
-----------------------------------              -----------------------                  ------------------------------
   (STATE OR OTHER JURISDICTION                        (COMMISSION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)

383 Madison Avenue
New York, New York                                                                                    10179
-----------------------------------                                                       ------------------------------
       (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








--------------------------------------------------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of May 1, 2004, among Bear Stearns Asset Backed Securities I LLC, as depositor, EMC Mortgage Corporation, as seller and master servicer and LaSalle Bank National Association, as trustee.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED SECURITIES
                                         I LLC

                                         By: /s/ Baron Silverstein
                                             --------------------------------
                                         Name:   Baron Silverstein
                                         Title:  Vice President

Dated: June 9, 2004

                                 EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement